UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

April 21, 2005
Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION
(Exact name of registrant as specified in its charter)

VERMONT
(State of other jurisdiction of incorporation)

                    1-8291                 03-0127430
(Commission File Number)  (IRS Employer Identification Number)

163 ACORN LANE
COLCHESTER, VT 05446
(Address and zip code of principal executive offices)

(802) 864-5731
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 21, 2005, Green Mountain Power Corporation (the “Company”) issued a press release announcing that Stephen C. Terry, 62, Senior Vice President for Corporate and Legal Affairs, will retire from the Company on Dec. 31, 2005, and that the Company has hired Robert Rogan, 45, as its new Vice President for Public Affairs, effective Oct. 1, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
    Exhibit No.    Description
    Exhibit 99.1    Press release announcing the future change in officers of the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005                     GREEN MOUNTAIN POWER CORPORATION
  (Registrant)

By: /s/Robert J. Griffin
Name: Robert J. Griffin
Title: CFO, Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.  Description
     Exhibit 99.1      Press release announcing the future change in officers of the Company.